Filed Pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
21Shares Active Crypto ETF (TKNS)
(the “Fund”)
A series of Listed Funds Trust (the “Trust”)

Supplement dated June 15, 2026
to the Prospectus dated April 3, 2026, as supplemented

The Fund rebalances its portfolio on a frequent basis and as a result, may add exposure to different crypto assets or revise exposure to existing crypto assets within the Fund’s portfolio. As a result, effective immediately:

The following risks are added to the “Principal Investment Risks” section of the Prospectus for the Fund:

•Near Protocol Risk. Near Protocol (“NEAR”) is the native digital asset of the NEAR Protocol, a decentralized, proof-of-stake Layer 1 blockchain that uses a sharding architecture called Nightshade to divide transaction processing across multiple parallel chains, enabling horizontal scalability and faster settlement for decentralized applications. NEAR is used to pay transaction fees on the network, to stake in support of validator security, and to participate in on-chain governance. NEAR launched with an initial supply of 1 billion tokens in April 2020 and has no hard supply cap. New tokens are continuously minted as staking rewards at an annual inflation rate that was reduced from 5% to 2.5% following a protocol software upgrade in late 2025, which activated via validator consensus despite a failed community governance vote. While this inflation reduction was intended to limit long-term dilution, the ongoing issuance of new NEAR tokens at a rate that significantly exceeds the volume of fees burned creates persistent supply pressure on existing holders. A significant portion of staked NEAR, approximately 55%, is controlled by the top 20 validators. This creates risks of reduced network decentralization, potential governance influence by a small group of entities, mostly staking providers, increased vulnerability to coordinated actions, and possible large-scale unstaking events that could generate sudden sell pressure on the token. NEAR has experienced significant price volatility throughout its history, having declined by over 80% from its all-time high of approximately $20 reached in January 2022. NEAR was not among the digital assets named as digital commodities in the joint SEC and CFTC interpretive release issued on March 17, 2026, which named 16 major cryptocurrencies as digital commodities. The classification of NEAR under U.S. law therefore remains unresolved, and NEAR could be determined to be a security under existing or future regulatory frameworks. Such a determination could result in delistings from U.S. trading venues, restrict the ability of U.S. persons to hold or transact in NEAR, and materially impair the token's liquidity and value.

•Gram Risk. Gram (“GRAM”) is the native digital asset of The Open Network, a decentralized, proof-of-stake Layer 1 blockchain originally designed by the founders of Telegram to support high-throughput transaction processing, smart contracts, and decentralized applications, using a sharding architecture that partitions the network into multiple parallel chains. Telegram has had prior disputes with the SEC. In 2018, the SEC determined that Telegram’s $1.7 billion initial coin offering constituted the unregistered sale of securities, forcing Telegram to return approximately $1.22 billion to investors and pay an $18.5 million penalty, after which it abandoned the project. Any future regulatory encounters with the SEC could materially and adversely affect the price of GRAM and, consequently, the value of the Fund. An independent community relaunched the network as The Open Network under the TON Foundation, however, in May 2026, Telegram’s founder Pavel Durov announced that Telegram would replace the TON Foundation as the network's primary driver and become its largest validator, re-concentrating governance influence in Telegram. This concentration of control creates the risk that adverse developments affecting Telegram or Durov personally could have an immediate and material negative impact on GRAM. GRAM was not among the digital assets named as digital commodities in the joint SEC and CFTC interpretive release issued on March 17, 2026, leaving its regulatory classification in the United States unresolved; a determination that GRAM constitutes a security could result in delistings from U.S. trading venues and materially impair its liquidity and value. GRAM has experienced significant price volatility throughout its history, having reached an all-time high of approximately $8.25 in June 2024 before declining by approximately 70% in the months that followed.

•Chainlink Risk. Chainlink (also referred to as LINK) is a digital asset that powers Chainlink, a decentralized oracle network designed to securely connect blockchain smart contracts with off-chain data, events, and computing power featuring its Cross-Chain Interoperability Protocol. While Chainlink has established itself in the oracle services and decentralized finance industries, LINK faces significant risks that may adversely affect its long-term viability. These include extreme price volatility, speculative momentum pricing, and reliance on the broader adoption of smart contract platforms. Chainlink’s reliance on independent node operators to aggregate and deliver external data introduces risks of data manipulation, node collusion, and potential “flash loan” or oracle manipulation attacks if data feeds are compromised. The protocol’s token staking model (Chainlink Staking) introduces risks of slashing (penalties for malicious or inaccurate node behavior), lockup-related illiquidity, and the potential for undiscovered vulnerabilities in its smart contract architecture. Additionally, the network’s dependence on underlying base-layer blockchains, such as Ethereum, creates potential points of failure if those networks experience congestion, hard forks, or disruptions. The Chainlink ecosystem also faces competition from alternative oracle networks (such as Pyth Network or Band Protocol) and internal blockchain oracles, which may dilute market share and developer engagement. LINK’s custody and staking mechanisms introduce risks of irreversible loss due to private key compromise or exchange failures. Permissionless blockchain infrastructure can create a compliance gap because there is no centralized intermediary to enforce AML/KYC or sanctions screening; this is a general ecosystem risk that Chainlink acknowledges. These factors may negatively impact the value of LINK.

The following risks are added to the “ADDITIONAL INFORMATION ABOUT THE FUND – Principal Investment Risks” section of the Prospectus:

•Near Protocol Risk. Near Protocol (“NEAR”) is the native digital asset of the NEAR Protocol, a decentralized, proof-of-stake Layer 1 blockchain that uses a sharding architecture called Nightshade to divide transaction processing across multiple parallel chains, enabling horizontal scalability and faster settlement for decentralized applications. NEAR is used to pay transaction fees on the network, to stake in support of validator security, and to participate in on-chain governance. NEAR launched with an initial supply of 1 billion tokens in April 2020 and has no hard supply cap. New tokens are continuously minted as staking rewards at an annual inflation rate that was reduced from 5% to 2.5% following a protocol software upgrade in late 2025, which activated via validator consensus despite a failed community governance vote. While this inflation reduction was intended to limit long-term dilution, the ongoing issuance of new NEAR tokens at a rate that significantly exceeds the volume of fees burned creates persistent supply pressure on existing holders. A significant portion of staked NEAR, approximately 55%, is controlled by the top 20 validators. This creates risks of reduced network decentralization, potential governance influence by a small group of entities, mostly staking providers, increased vulnerability to coordinated actions, and possible large-scale unstaking events that could generate sudden sell pressure on the token. NEAR has experienced significant price volatility throughout its history, having declined by over 80% from its all-time high of approximately $20 reached in January 2022.

NEAR was not among the digital assets named as digital commodities in the joint SEC and CFTC interpretive release issued on March 17, 2026, which named 16 major cryptocurrencies as digital commodities. The classification of NEAR under U.S. law therefore remains unresolved, and NEAR could be determined to be a security under existing or future regulatory frameworks. Such a determination could result in delistings from U.S. trading venues, restrict the ability of U.S. persons to hold or transact in NEAR, and materially impair the token's liquidity and value. The NEAR Protocol depends heavily on the NEAR

Foundation, a Swiss-based nonprofit organization, for ecosystem funding, grants, and ongoing protocol development. A material reduction in the NEAR Foundation's resources or focus could adversely affect protocol development and ecosystem growth. NEAR also faces meaningful competition from other scalable Layer 1 blockchain networks, including those that have received formal commodity classifications and therefore may carry lower regulatory risk for institutional investors and fund products. These factors, individually or in combination, may negatively impact the value of NEAR and, potentially, the value of the Fund. NEAR’s Intents framework and chain abstraction features rely on solvers and external blockchains for multi-chain execution. In April 2026, a Litecoin chain reorganization created approximately $600,000 in temporary settlement exposure through NEAR Intents. Such inherited risks could result in user fund losses, reputational damage, and a material negative impact on NEAR’s value and, potentially, the value of the Fund.

•Gram Risk. Gram (“GRAM”) is the native digital asset of The Open Network, a decentralized, proof-of-stake Layer 1 blockchain originally designed by the founders of Telegram to support high-throughput transaction processing, smart contracts, and decentralized applications, using a sharding architecture that partitions the network into multiple parallel chains. Telegram has had prior disputes with the SEC. In 2018, the SEC determined that Telegram’s $1.7 billion initial coin offering constituted the unregistered sale of securities, forcing Telegram to return approximately $1.22 billion to investors and pay an $18.5 million penalty, after which it abandoned the project. Any future regulatory encounters with the SEC could materially and adversely affect the price of GRAM and, consequently, the value of the Fund. An independent community relaunched the network as The Open Network under the TON Foundation, however, in May 2026, Telegram’s founder Pavel Durov announced that Telegram would replace the TON Foundation as the network's primary driver and become its largest validator, re-concentrating governance influence in Telegram. This concentration of control creates the risk that adverse developments affecting Telegram or Durov personally could have an immediate and material negative impact on GRAM. For example, Durov was arrested by French authorities in August 2024 in connection with an investigation into criminal activity conducted through Telegram, causing Gram’s price to drop by more than 25% and the network’s total value locked in applications to fall by approximately 40% within days of his arrest. In early 2026, approximately $500 million worth of Telegram bonds were frozen at a Russian settlement depository due to Western sanctions, highlighting Telegram’s ongoing exposure to Russian capital and the sanctions risk that can flow through to GRAM. GRAM was not among the digital assets named as digital commodities in the joint SEC and CFTC interpretive release issued on March 17, 2026, leaving its regulatory classification in the United States unresolved; a determination that GRAM constitutes a security could result in delistings from U.S. trading venues and materially impair its liquidity and value. GRAM has experienced significant price volatility throughout its history, having reached an all-time high of approximately $8.25 in June 2024 before declining by approximately 70% in the months that followed. TON Strategy Company (NASDAQ: TONX) follows a Digital Asset Treasury (DAT) strategy and holds approximately 222 million GRAM - roughly 8.3% of the circulating supply and 4.3% of total supply. Any decision to unwind or materially reduce this large corporate position could generate significant selling pressure on GRAM, adversely affecting its price, liquidity, and, consequently, the Fund. These factors may negatively impact the value of GRAM and, consequently, the value of the Fund.

•Chainlink Risk. Chainlink (LINK) is a digital asset that powers Chainlink, a decentralized oracle network designed to securely connect blockchain smart contracts with off-chain data, events, and computing power featuring its Cross-Chain Interoperability Protocol. While Chainlink has established itself in the oracle services and decentralized finance industries, LINK faces significant risks that may adversely affect its long-term viability. These include extreme price volatility, speculative momentum pricing, and reliance on the broader adoption of smart contract platforms. Chainlink’s reliance on independent node operators to aggregate and deliver external data introduces risks of data manipulation, node collusion, and potential “flash loan” or oracle manipulation attacks if data feeds are compromised. The protocol’s token staking model (Chainlink Staking) introduces risks of slashing (penalties for malicious or inaccurate node behavior), lockup-related illiquidity, and the potential for undiscovered vulnerabilities in its smart contract architecture. Additionally, the network’s dependence on underlying base-layer blockchains, such as Ethereum, creates potential points of failure if those networks experience congestion, hard forks, or disruptions. The Chainlink ecosystem also faces competition from alternative oracle networks (such as Pyth Network or Band Protocol) and internal blockchain oracles, which may dilute market share and developer engagement. LINK’s custody and staking mechanisms introduce risks of irreversible loss due to private key compromise or exchange failures. Moreover, only approximately 73% of its total capped supply of 1 billion tokens is currently circulating, with an ongoing token release schedule of approximately 7% of the total supply per year, creating continuous dilution pressure on secondary markets. While the founding team is public, substantial development, treasury control, and governance influence remain concentrated with the Chainlink Foundation and SmartContract Chainlink Limited, heightening centralization and operational risks. Permissionless blockchain infrastructure can create a compliance gap because there is no centralized intermediary to enforce AML/KYC or sanctions screening; this is a general ecosystem risk that Chainlink acknowledges. Chainlink has developed compliance tooling (ACE) and built compliance features into CCIP to help institutions apply policy controls onchain rather than relying on node operators to perform identity screening. These factors may negatively impact the value of LINK.

Please retain this supplement for future reference.